UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	November 12, 2004
Date of Earliest Event Reported:	October 29, 2004

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Pierce Road Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 773-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR    230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A is being filed to amend “Item 9.01 Financial Statements and Exhibits” of the current report on Form 8-K filed by OfficeMax Incorporated with the Securities and Exchange Commission on November 4, 2004.  The unaudited pro forma condensed statements of income (loss) for the year ended December 31, 2003, and the six months ended June 30, 2004, understated sales and costs and expenses related to intercompany eliminations and classifications.  The effect of the correction increases sales and costs and expenses, but has no effect on pro forma net income (loss).

Item 9.01               Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

•                                          Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2004

•                                          Unaudited Pro Forma Condensed Statement of Income (Loss) for the year ended December 31, 2003

•                                          Unaudited Pro Forma Condensed Statement of Income (Loss) for the six months ended June 30, 2004

•                                          Notes to Unaudited Pro Forma Condensed Financial Statements

(c)           Exhibits.

Exhibit 99.2	•	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2004

	•	Unaudited Pro Forma Condensed Statement of Income (Loss) for the year ended December 31, 2003

	•	Unaudited Pro Forma Condensed Statement of Income (Loss) for the six months ended June 30, 2004

	•	Notes to Unaudited Pro Forma Condensed Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

	By	/s/ Matthew R. Broad
Matthew R. Broad Executive Vice President, General Counsel
Date: November 12, 2004

EXHIBIT INDEX

Number	Description
99.2	•	Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2004

	•	Unaudited Pro Forma Condensed Statement of Income (Loss) for the year ended December 31, 2003

	•	Unaudited Pro Forma Condensed Statement of Income (Loss) for the six months ended June 30, 2004

	•	Notes to Unaudited Pro Forma Condensed Financial Statements